UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                (Rule 14(a)-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[X] Preliminary proxy statement.
[ ] Confidential, for use of the Commission only (as permitted by Rule
    14a-6(e)(2)).
[ ] Definitive proxy statement.
[ ] Definitive additional materials.
[ ] Soliciting material pursuant to Section 240.14a-12

                            CITY CAPITAL CORPORATION
 _______________________________________________________________________________
                (Name of Registrant as Specified in Its Charter)

 ______________________________________________________________________________
     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
_______________________________________________________________________________
(2) Aggregate number of securities to which transaction applies:
_______________________________________________________________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
______________________________________________________________________________
(4) Proposed maximum aggregate value of transaction:
______________________________________________________________________________
(5) Total fee paid:
______________________________________________________________________________
[ ] Fee paid previously with preliminary materials.
______________________________________________________________________________
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:
______________________________________________________________________________

(2) Form, Schedule or Registration Statement No.:
______________________________________________________________________________

(3) Filing Party:
______________________________________________________________________________

(4) Date Filed:
______________________________________________________________________________

                            CITY CAPITAL CORPORATION
                         2535 Pilot Knob Road, Suite 118
                            Mendota Heights MN 55120

                            SOLICITATION OF CONSENTS

TO THE STOCKHOLDERS OF CITY CAPITAL CORPORATION:

     The Board of Directors of CITY CAPITAL CORPORATION (the "Company") requests your consent in writing, without a meeting, to the following proposals:

     PROPOSAL ONE: ECC Vine Acquisition. To approve a transaction (the "ECC Vine Acquisition") whereby control of the Company would be acquired by the sole unitholder of ECC Vine Street Real Estate Acquisitions, LLC ("ECC Vine"), a Missouri limited liability company, pursuant to the terms of a reorganization agreement (the "Agreement") more particularly described hereinafter; and

     PROPOSAL TWO: Conversion Transaction. To approve the conversion to equity (the "Conversion Transaction") of the Company's indebtedness under an issued convertible note such that the holder of the indebtedness will receive and hold equity of the Company in excess of 20% of the total issued and outstanding common stock of the Company, as more particularly described hereinafter; and

     PROPOSAL THREE: BDC Withdrawal. To consider and vote upon a proposal to authorize the Board to withdraw the Company's election (the "BDC Withdrawal") to be treated as a business development company ("BDC") pursuant to Section 54(c) under the Investment Company Act of 1940.

     Pursuant to Section 78.320(2) of the Nevada Revised Statutes, no meeting of stockholders will be held in connection with this Consent Solicitation because this Consent Solicitation is in lieu of a special meeting of stockholders. The attached Consent Solicitation Statement is provided to you pursuant to Rule 14a-3 under the Securities Exchange Act of 1934. Please read the Consent Solicitation Statement thoroughly. YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED PROPOSALS ONE AND TWO AND UNANIMOUSLY RECOMMENDS THAT YOU CONSENT TO THOSE PROPOSALS. AS TO PROPOSAL THREE, THE BOARD OF DIRECTORS HAS NOT TAKEN A POSITION ON THE MERITS OF PROPOSAL THREE, BUT HAS RESOLVED TO BE BOUND BY THE WILL OF A MAJORITY OF THE COMPANY'S STOCKHOLDERS AS TO PROPOSAL THREE.

     Only holders of record of common stock of the Company as of the close of business on May __, 2006 (the "Record Date") are entitled to receive the accompanying Consent Solicitation Statement and Consent and to consent to the proposals. Each stockholder is urged to sign, date, and mail the accompanying Consent as promptly as possible in the enclosed self-addressed envelope.

BY ORDER OF THE BOARD OF DIRECTORS

Ephren W. Taylor II
Chief Executive Officer

May __, 2006
Mendota Heights, Minnesota


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
                         Your Consent is Important to Us

It is important that all of your shares are represented. To ensure that your consent is counted, please complete, sign and date the enclosed consent as promptly as possible and mail it in the enclosed envelope. You may revoke in writing any consent that you give at any time before the consent is used by the Company. If you have any questions, please contact Gary Borglund, President, at
(651) 452-1606.

 THIS CONSENT SOLICITATION STATEMENT IS BEING PROVIDED TO YOU BY THE MANAGEMENT
                                 OF THE COMPANY

                            CITY CAPITAL CORPORATION
                         2535 Pilot Knob Road, Suite 118
                            Mendota Heights MN 55120


                         CONSENT SOLICITATION STATEMENT

     The Board of Directors of CITY CAPITAL CORPORATION (the "Company") hereby requests consents from the holders of the Company's common stock. Please indicate your consent by SIGNING, DATING and MAILING the enclosed consent ("Consent") using the enclosed envelope.

     This Consent Solicitation Statement and the accompanying form of Consent are first being mailed on or about May ___, 2006 to holders of record of common stock as of the close of business on May __, 2006 (the "Record Date").

     Requests for information regarding this Consent Solicitation Statement may be directed to the attention of Gary Borglund, President, at (651) 452-1606 or delivered in writing to the Company at its principal executive office located at 2535 Pilot Knob Road, Suite 118, Mendota Heights MN 55120.

     As part of this Consent Solicitation Statement, the Board of Directors of the Company asks the holders of record to (a) approve a transaction whereby control of the Company would be acquired by the sole unitholder of ECC Vine Street Real Estate Acquisitions, LLC ("ECC Vine"), a Missouri limited liability company, pursuant to the terms of a reorganization agreement (the "Agreement") more particularly described hereinafter; and (ii) approve the conversion to equity (the "Conversion Transaction") of the Company's indebtedness under an issued convertible note such that the holder of the indebtedness will receive and hold equity of the Company in excess of 20% of the total issued and outstanding common stock of the Company, as more particularly described hereinafter; and (iii) consider and vote upon a proposal to authorize the Board to withdraw the Company's election (the "BDC Withdrawal") to be treated as a business development company ("BDC") pursuant to Section 54(c) under the Investment Company Act of 1940.

                SOLICITATION, VOTING AND REVOCABILITY OF CONSENTS


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
     As of the Record Date, the Company had _______________ shares of common stock issued and outstanding. Only holders of record of common stock as of the close of business on the Record Date are entitled to consent to the proposal. Each share of common stock is entitled to one vote. The shares of common stock for which properly executed Consents in the accompanying form are received will, if no contrary instruction is received, be deemed submitted FOR the proposal.

     Each consent must have a dated signature of each stockholder who signs the consent. An undated consent cannot be counted. The time by which the Company must receive your response to this solicitation (the "Consent Solicitation Period") is the close of business on _______, 2006. If approved, it is anticipated that the Company will effect the proposed ECC Vine Acquisition (Proposal One) on the following business day. If approved, the Conversion Transaction (Proposal Two) will be effected thereafter at the option of the holder of the subject indebtedness. The results of voting on Proposal Three will be taken up by the Board of Directors at a special meeting to be held as soon as possible following the Company's receipt of the results of voting by the stockholders on Proposal Three.

     Any Consent given pursuant to this solicitation is considered revocable by the person giving it at any time before it is used by the Company. If, prior to the earlier of the date on which the Company has received Consents from persons holding the minimum number of shares of common stock required to approve the proposals or the end of the Consent Solicitation Period, the Company receives a written notice of revocation of a Consent or receives a duly executed Consent bearing a later date, any earlier dated consent will be revoked.

     The Company will bear the cost of the solicitation of Consents by the Board of Directors. The Company may use the services of its executive officers and directors to solicit consents from stockholders in person and by mail, telephone and facsimile. Arrangements may also be made with brokers, fiduciaries, custo0dians and nominees to send Consents, Consent Solicitation Statements and other material to the beneficial owners of the Company's common stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

                        APPROVAL OF ECC VINE ACQUISITION
                                  (Proposal 1)

     On April __, 2006, the Company entered into an Agreement and Plan of Reorganization with the sole unit holder of ECC VINE STREET REAL ESTATE ACQUISITIONS, LLC ("ECC VINE"), a Missouri limited liability company. Under this agreement, (1) all of the issued and outstanding limited liability company equity units hares of ECC Vine will be acquired by the Company in exchange for new restricted common shares of the Company to be issued to the sole unitholder of ECC Vine, (2) ECC Vine will become a wholly owned subsidiary of the Company,
(3) the former unitholder of ECC Vine will become the largest stockholder of the Company, holding approximately ___% of the issued and outstanding common shares (before giving effect to any conversion of Company indebtedness under the measure outlined in Proposal 2 below), and (4) persons nominated by the sole unitholder of ECC Vine will assume positions in the management (i.e., board of directors and officers) of the Company and the former directors and officers of the Company will resign. This agreement was approved by the Company's Board of Directors and by the unitholder of ECC Vine. The transaction is intended to be a reverse acquisition for accounting purposes and a reorganization for income tax purposes. A copy of the ECC Vine agreement is attached.


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
                   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                         THAT YOU VOTE "FOR" PROPOSAL 1

                       APPROVAL OF CONVERSION TRANSACTION
                                  (Proposal 2)

     On April 12, 2006, the Company entered into a Securities Purchase Agreement with Macenta Group, LLC ("Macenta"), a Missouri limited liability company. Under this agreement, (1) the Company has issued its convertible note (the "Note") in the original principal amount of $4.5 million, (2) the Note is convertible at the option of Macenta into common shares of the Company, and (3) any conversion of the Note that would constitute Macenta the holder of in excess of 19.9% of the issued and outstanding common shares of the Company must first be approved by the stockholders of the Company. This agreement was approved by the Company's Board of Directors, the Note has been issued pending the Company's receipt of the funds due from Macenta in consideration of the Note.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                         THAT YOU VOTE "FOR" PROPOSAL 2


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of ECC Vine as of March 31, 2006 (i) by each person who is known by it to beneficially own more than 5% of its equity units; (ii) by each of its officers and directors; and (iii) by all of its officers and directors as a group:

  -------------------------------------- -------------------- ------------------
      Name and Address                     Amount and Nature     Percentage of
    of Beneficial Owner                   of Beneficial Owner    Class Owned
  -------------------------------------- -------------------- ------------------
  Ephren W. Taylor II                          1.0 Unit             100.0%
  -------------------------------------- -------------------- ------------------
  Total                                        1.0 Unit             100.0%
  -------------------------------------- -------------------- ------------------
  All Directors and Officers as a group
  (the persons named above)                    1.0 Unit             100.0%
  -------------------------------------- -------------------- ------------------

Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the shares of our common stock.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                         THAT YOU VOTE "FOR" PROPOSAL 2

                           APPROVAL OF BDC WITHDRAWAL
                                  (Proposal 3)

BACKGROUND

On December 6, 2004, the Company elected to be regulated as a Business Development Company ("BDC") as that term is defined in Section 54 of the Investment Company Act. As a BDC, the Company is subject to the laws and regulations contained in the Investment Company Act of 1940. As a BDC, the Company became subject to significant regulation of its activities, as described below under "Investment Company Act Provisions Applicable to BDC's."

On May 18, 2006, the Board unanimously approved placing a proposal to withdraw the Company's election to be treated as a BDC before the Company's stockholders, so that, if approved by the Company's stockholders, the Company might again conduct business as a regular company rather than as a BDC subject to the Investment Company Act.

INVESTMENT COMPANY ACT PROVISIONS APPLICABLE TO BDC'S

Generally, to be eligible to elect BDC status, a company must engage in the business of furnishing capital and offering significant managerial assistance to companies that do not have ready access to capital through conventional financial channels. More specifically, in order to qualify as a BDC, a company must (a) be a domestic company; (b) have registered a class of its securities or have filed a registration statement with the SEC pursuant to Section 12 of the Exchange Act; (c) operate for the purpose of investing in the securities of certain types of eligible portfolio companies, namely less seasoned or emerging companies and businesses suffering or just recovering from financial distress;
(d) offer to extend significant managerial assistance to such eligible portfolio companies; and (e) file a proper notice of election with the SEC.

The Investment Company Act also imposes, among others, the following regulations on BDC's:

     o A BDC may not change the nature of its business or fundamental investment policies without the prior approval of the stockholders;

     o A BDC must carry its investments at value if a public trading market exists for its portfolio securities or fair value if one does not rather than at cost in its financial reports;

     o The issuance of senior equities and debt securities by a BDC is subject to certain limitations;

     o A BDC's right to issue options, rights and warrants to purchase its stock is restricted;

     o A BDC may not engage in certain transactions with affiliates without obtaining exemptive relief from the SEC;


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

     o There are prohibitions and restrictions on investing in certain types of companies, such as brokerage firms, insurance companies and other investment companies;

     o There are limits on the types of assets that a BDC may acquire. A BDC may not acquire any asset other than "qualifying assets" unless, at the time the acquisition is made, such "qualifying assets" represent at least 70% of the value of the BDC's total assets. "Qualifying Assets" generally include: (i) securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company. An eligible portfolio company is defined as any issuer that (a) is organized and has its principal place of business in the United States, (b) is not an investment company other than a small business investment company wholly-owned by the BDC, and (c) does not have any class of publicly-traded securities with respect to which a broker may extend credit; (ii) securities received in exchange for or distributed with respect to securities described above, or pursuant to the exercise of options, warrants or rights relating to such securities; and (iii) cash, cash items, Government securities, or high quality debt securities maturing in one year or less from the time of investment. A BDC may invest in the securities of public companies and other investments that are not "qualifying assets", but such investments may not exceed 30% of the BDC's total asset value at the time of such investment;

     o A BDC generally may not issue common stock at a per share price less than the then-current net asset value of the common stock without the prior approval of stockholders; and

     o A BDC is restricted in its ability to repurchase its shares directly from stockholders.

SHOULD SHAREHOLDERS NOT APPROVE OF THE BDC WITHDRAWAL

It is the opinion of the Company's board of directors that the costs of continuing as a BDC outweigh the advantages, given the current plan of business of the Company. Failure to change the Company's status from a regulated BDC may result in the following:

     o    The Company may be constrained in making future acquisitions;

     o    The Company may face persistent regulatory inquiries into its affairs;
          and

     o There is a greater probability that the Company will not be able to retain or attract senior management and directors.

LOSS TO SHAREHOLDERS OF INVESTMENT COMPANY ACT PROTECTIONS

     Upon the Company's withdrawal of its election to be treated as a BDC, the Company would no longer be subject to regulation under the Investment Company Act, which is designed to protect the interests of investors in investment companies. Specifically, our stockholders would no longer have the following protections of the Investment Company Act:

     o Asset coverage ratio that is designed to protect stockholders' value by having security in an asset. Section 61 of the 1940 Act requires that a BDC maintain a ratio of assets to senior securities of at least 200%.

     o Inability to change the nature of our business so as to cease to be, or withdraw our election as, a BDC unless authorized by vote of a "majority of the outstanding voting securities," as defined in the 1940 Act.

     o Prohibition from protecting any director or officer against any liability to the Company or our stockholders arising from willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

     o Requirement to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement.

     o A majority of our directors must be persons who are not interested persons, as that term is defined in Section 56 of the 1940 Act.

     o Loss of certain protections set forth in Section 57 of the 1940 Act, which requires, in part, the following:

          a. Transactions involving controlling or closely affiliated persons. It shall be unlawful for any person who is related to a business development company in a manner described in subsection (b) of this section, acting as principal 1. knowingly to sell any security or other property to such business development company or to any company controlled by such business development company, unless such sale involves solely (A) securities of which the buyer is the issuer, or (B) securities of which the seller is the issuer and which are part of a general offering to the holders of a class of its securities; 2. knowingly to purchase from such business development company or from any company controlled by such business development company, any security or other property (except securities of which the seller is the issuer); 3. knowingly to borrow money or other property from such business development company or from any company controlled by such business development company (unless the borrower is controlled by the lender), except as permitted in section 21(b) [15 USCS ss. 80a-21(b)] or section 62 [15 USCS ss. 80a-61]; or knowingly to effect any transaction in which such business development company or a company controlled by such business development company is a joint or a joint and several participant with such person in contravention of such rules and regulations as the Commission may prescribe for the purpose of limiting or preventing participation by such business development company or controlled company on a basis less advantageous than that of such person, except that nothing contained in this paragraph shall be deemed to preclude any person from acting as manager of any underwriting syndicate or other group in which such business development company or controlled company is a participant and receiving compensation therefor.


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

          b. Controlling or closely affiliated persons. The provisions of subsection (a) of this section shall apply to the following persons:
          1. Any director, officer, employee, or member of an advisory board of a business development company or any person (other than the business development company itself) who is, within the meaning of section 2(a)(3)(C) of this title [15 USCS ss. 80a- 2(a)(3)(C)], an affiliated person of any such person specified in this paragraph. 2. Any investment adviser or prooter of, general partner in, principal underwriter for, or person directly or indirectly either controlling, controlled by, or under common control with, a business development company (except the business development company itself and any person who, if it were not directly or indirectly controlled by the business development company, would not be directly or indirectly under the control of a person who controls the business development company), or any person who is, within the meaning of section 2(a)(3)(C) or (D) [15 USCS ss. 80a-2(a)(3)(C) or (D)], an affiliated person of any such person specified in this paragraph.

          c. Exemption orders. Notwithstanding paragraphs (1), (2), and (3) of subsection (a), any person may file with the Commission an application for an order exempting a proposed transaction of the applicant from one or more provisions of such paragraphs. The Commission shall grant such application and issue such order of exemption if evidence establishes that 1. the terms of the proposed transaction, including the consideration to be paid or received, are reasonable and fair and do not involve overreaching of the business development company or its shareholders or partners on the part of any person concerned; 2. the proposed transaction is consistent with the policy of the business development company as recited in the filings made by such company with the Commission under the Securities Act of 1933, its registration statement and reports filed under the Securities Exchange Act of 1934, and its reports to shareholders or partners; and 3. the proposed transaction is consistent with the general purposes of this title.

          d. Transactions involving non-controlling shareholders or affiliated persons. It shall be unlawful for any person who is related to a business development company in the manner described in subsection (e) of this section and who is not subject to the prohibitions of subsection (a) of this section, acting as principal-
          1. knowingly to sell any security or other property to such business development company or to any company controlled by such business development company, unless such sale involves solely (A) securities of which the buyer is the issuer, or (B) securities of which the seller is the issuer and which are part of a general offering to the holders of a class of its securities; 2. knowingly to purchase from such business development company or from any company controlled by such business development company, any security or other property (except securities of which the seller is the issuer); 3. knowingly to borrow money or other property from such business development company or from any company controlled by such business development company


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
          (unless the borrower is controlled by the lender), except as permitted in section 21(b) [15 USCS ss.80a-21(b)]; or 4. knowingly to effect any transaction in which such business development company or a company controlled by such business development company is a joint or a joint and several participant with such affiliated person in contravention of such rules and regulations as the Commission may prescribe for the purpose of limiting or preventing participation by such business development company or controlled company on a basis less advantageous than that of such affiliated person, except that nothing contained in this paragraph shall be deemed to preclude any person from acting as manager of any underwriting syndicate or other group in which such business development company or controlled company is a participant and receiving compensation therefor.

          e. Non-controlling shareholders or affiliated persons; executive officer. The provisions of subsection (d) of this section shall apply to the following persons: 1. Any person (A) who is, within the meaning of section 2(a)(3)(A)[15 USCS ss.80a-2(a)(3)(A)], an affiliated person of a business development company, (B) who is an executive officer or a director of, or general partner in, any such affiliated person, or
          (C) who directly or indirectly either controls, is controlled by, or is under common control with, such affiliated person. 2. Any person who is an affiliated person of a director, officer, employee, investment adviser, member of an advisory board or promoter of, principal underwriter for, general partner in, or an affiliated person of any person directly or indirectly either controlling or under common control with a business development company (except the business development company itself and any person who, if it were not directly or indirectly controlled by the business development company, would not be directly or indirectly under the control of a person who controls the business development company). For purposes of this subsection, the term "executive officer" means the president, secretary, treasurer, any vice president in charge of a principal business function, and any other person who performs similar policymaking functions.

          f.      Approval of proposed transactions. Notwithstanding subsection
          (d) of this section, a person described in subsection (e) may engage in a proposed transaction described in subsection (d) if such proposed transaction is approved by the required majority (as defined in subsection (o)) of the directors of or general partners in the business development company on the basis that 1. the terms thereof, including the consideration to be paid or received, are reasonable and fair to the shareholders or partners of the business development company and do not involve overreaching of such company or its shareholders or partners on the part of any person concerned; 2. the proposed transaction is consistent with the interests of the shareholders or partners of the business development company and is consistent with the policy of such company as recited in filings made by such company with the Commission under the Securities Act of 1933, its registration statement and reports filed under the Securities Exchange Act of 1934, and its reports to shareholders or partners; and
          3. the directors or general partners record in their minutes and preserve in their records, for such periods as if such records were required to be maintained pursuant to section 31(a) [15 USCS ss.80a-30(a)], a description of such transaction, their findings, the information or materials upon which their findings were based, and the basis therefor.

          g. Transactions in the ordinary course of business. Notwithstanding subsection (a) or (d), a person may, in the ordinary course of business, sell to or purchase from any company merchandise or may enter into a lessor-lessee relationship with any person and furnish the services incident thereto.

          h. Inquiry procedures. The directors of or general partners in any business development company shall adopt, and periodically review and update as appropriate, procedures reasonably designed to ensure that reasonable inquiry is made, prior to the consummation of any transaction in which such business development company or a company controlled by such business development company proposes to participate, with respect to the possible involvement in the transaction of persons described in subsections (b) and (e) of this section.


o The loss of protections set forth in Section 61 of the 1940 Act, which requires the following:

          a. Exceptions for business development company. Notwithstanding the exemption set forth in section 6(f) [15 USCS ss. 80a-6(f)], section 18 [15 USCS ss. 80a-18] shall apply to a business development company to the same extent as if it were a registered closed-end investment company, except as follows: 1. The asset coverage requirements of section 18(a)(1)(A) and (B)[15 USCS ss.80a-18(a)(1)(A), (B)] applicable to business development companies shall be 200 per centum. 2. Notwithstanding section 18(c) [15 USCS ss.80a-18(c)], a business development company may issue more than one class of senior security representing indebtedness. 3. Notwithstanding section 18(d) [15 USCS ss.80a-18(d)]- A. a business development company may issue warrants, options, or rights to subscribe or convert to voting securities of such company, accompanied by securities, if i. such warrants, options, or rights expire by their terms within ten years; ii such warrants, options, or rights are not separately transferable unless no class of such warrants, options, or rights and the securities accompanying them has been publicly distributed; iii. the exercise or conversion price is not less than the current market value at the date of issuance, or if no such market value exists, the current net asset value of such voting securities; and iv. the proposal to issue such securities is authorized by the shareholders or partners of such business development company, and such issuance is approved by the required majority (as defined in section 57(o) [15 USCS ss. 80a-56(o)]) of the directors of or general partners in such company on the basis that such issuance is in the best interests of such company and its shareholders or partners;

          b. a business development company may issue, to its directors, officers, employees, and general partners, warrants, options, and rights to purchase voting securities of such company pursuant to an executive compensation plan, if i. (I) in the case of warrants, options, or rights issued to any officer or employee of such business development company (including any officer or employee who is also a director of such company), such securities satisfy the conditions in clauses (i), (iii), and (iv) of subparagraph (A); or (II) in the case of warrants, options, or rights issued to any director of such business development company who is not also an officer or employee of such company, or to any general partner in such company, the proposal to issue such securities satisfies the conditions in clauses (i) and
          (iii) of subparagraph (A) is authorized by the shareholders or partners of such company, and is approved by order of the Commission, upon application, terms of the proposal are fair and reasonable and do not involve overreaching of such company or its shareholders or partners; ii. such securities are not transferable except for disposition by gift, will, or intestacy; iii. no investment adviser of such business development company receives any compensation described in paragraph (1) of section 205 of title II of this Act except to the extent permitted by clause (A) or (B) of that section; and iv. such business development company does not have a profit-sharing plan described in section 57(n) [15 USCS ss. 80a-56(n)]; and

          c. a business development company may issue warrants, options, or rights to subscribe to, convert to, or purchase voting securities not accompanied by securities, if i. such warrants, options, or rights satisfy the conditions in clauses (i) and (iii) of subparagraph (A); and ii. the proposal to issue such warrants, options, or rights is authorized by the shareholders or partners of such business development company, and such issuance is approved by the required majority (as defined in section 57(o) [15 USCS ss. 80a-56(o)]) of the directors of or general partners in such company on the basis that such issuance is in the best interests of the company and its shareholders or partners. Notwithstanding this paragraph, the amount of voting securities that would result from the exercise of all outstanding warrants, options, and rights at the time of issuance shall not exceed 25 per centum of the outstanding voting securities of the business development company, except that if the amount of voting securities that would result from the exercise of all outstanding warrants, options, and rights issued to such company's directors, officers, employees, and general partners pursuant to any executive compensation plan meeting the requirements of subparagraph (B) of this paragraph would exceed 15 per centum of the outstanding voting securities of such company, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options, and rights at the time of issuance shall not exceed 20 per centum of the outstanding voting securities of such company

          d.      For purposes of measuring the asset coverage requirements of section 18(a) [15 USCS ss.80a-18(a)], a senior security created by the guarantee by a business development company of indebtedness issued by another company shall be the amount of the maximum potential liability less the fair market value of the net unencumbered assets (plus the indebtedness which has been guaranteed) available in the borrowing company whose debts have been guaranteed, except that a guarantee issued by a business development company of indebtedness issued by a company which is a wholly-owned subsidiary of the business development company and is licensed as a small business investment company under the Small Business Investment Act of 1958 shall not be deemed to be a senior security of such business development company for purposes of section 18(a) [15 USCS ss.80a-18(a)] if the amount of the indebtedness at the time of its issuance by the borrowing company is itself taken fully into account as a liability by such business development company, as if it were issued by such business development company, in determining whether such business development company, at that time, satisfies the asset coverage requirements of section 18(a) [15 USCS ss. 80a-18(a)].

          d. Compliance. A business development company shall comply with the provisions of this section at the time it becomes subject to sections 55 through 65 [15 USCS ss.80a-54-80a-64], as if it were issuing a security of each class which it has outstanding at such time.

o Loss of the protections set forth in Section 63 of the 1940 Act, which requires the following:

     Notwithstanding the exemption set forth in section 6(f) [15 USCS ss.80a-6(f)], section 23 [15 USCS ss.80a-23] shall apply to a business development company to the same extent as if it were a registered closed-end investment company, except as follows:

          1. The prohibitions of section 23(a)(2) [15 USCS ss.80a-23(a)(2)] shall not apply to any company which (A) is a wholly-owned subsidiary of, or directly or indirectly controlled by, a business development company, and (B) immediately after the issuance of any of its securities for property other than cash or securities, will not be an investment company within the meaning of section 3(a) [15 USCS ss.80a-3(a)].

          2. Notwithstanding the provisions of section 23(b) [15 USCS ss.80a-23(b)], a business development company may sell any common stock of which it is the issuer at a price below the current net asset value of such stock, and may sell warrants, options, or rights to acquire any such common stock at a price below the current net asset value of such stock, if A. the holders of a majority of such business development company's outstanding voting securities, and the holders of a majority of such company's outstanding voting securities that are not affiliated persons of such company, approved such company's policy and practice of making such sales of securities at the last annual meeting of shareholders or partners within one year immediately prior to any such sale, except that the shareholder approval requirements of this subparagraph shall not apply to the initial public offering by a business development company of its securities; B. a required majority (as defined in section 57(o) [15 USCS ss.80a-56(o)]) of the directors of or general partners in such business development company have determined that any such sale would be in the best interests of such company and its shareholders or partners; and C. a required majority (as defined in section 57(o) [15 USCS ss.80a-56(o)]) of the directors of or general partners in such business development company, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of such company of firm commitments to purchase such securities or immediately prior to the issuance of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any distributing commission or discount.

          3. A business development company may sell any common stock of which it is the issuer at a price below the current net asset value of such stock upon the exercise of any warrant, option, or right issued in accordance with section 61(a)(3) [15 USCS ss.80a-60(a)(3)].

By withdrawing its election, the Company returns to a standard operating company. The Company will continue as a reporting public company and will continue to be subject to the Securities Exchange Act of 1934; however, it will no longer be subject to the 1940 Act.

REASONS FOR THE WITHDRAWAL OF THE COMPANY AS A BDC

Given the investment focus, asset mix, business and operations of the Company resulting from the implementation of its business plan, the Board believed that it was prudent for the Company to withdraw its election as a BDC as soon as practicable to eliminate many of the regulatory, financial reporting and other requirements and restrictions imposed by the Investment Company Act discussed above. For example:

     Regulatory Scrutiny. Management of the Company believes, based on communications with staff of the Securities and Exchange Commission, that the Commission disfavors the BDC model and will, for possibly years to come, be concentrating audit and enforcement efforts on BDC's for the sole purpose of harassing and frustrating the management of such companies and compelling them to recommend to the shareholders of their companies that the BDC election be abandoned.

     Issuance of Securities other than Common Stock. BDC's are limited or restricted as to the type of securities other than common stock which they may issue. The issuance of convertible securities and rights to acquire shares of common stock (e.g., warrants and options) is restricted primarily because of the statutory interest in facilitating computation of the Company's net asset value per share. In addition, issuances of senior debt and senior equity securities require that certain "asset coverage" tests and other criteria be satisfied on a continuing basis. This significantly affects the use of these types of securities because asset coverage continuously changes by variations in market prices of the Company's investment securities. Operating companies, including holding companies operating through subsidiaries, benefit from having maximum flexibility to raise capital through various financing structures and means. The Board believes that it may be useful to have the ability to raise capital through various financing structures and means in order to make further acquisitions.

     Issuance of Common Stock. By virtue of its BDC election, the Company may not issue new shares of Common Stock at a per share price less than the then net asset value per share of outstanding Common Stock without prior stockholder approval. Historically, the market prices for BDC stocks have been lower than net asset value, making it much more difficult for BDC's to raise equity capital. While this restriction provides stockholders of an investment company with appropriate and meaningful protection against dilution of their indirect investment interest in portfolio securities, the Company's Board believes that this would essentially be irrelevant to the interests of investors in an operating company, who look to its consolidated earnings stream and cash flow from operations for investment value.

     Compensation of Executives. The Investment Company Act limits the extent to which and the circumstances under which executives of a BDC may be paid compensation other than in the form of salary payable in cash. For example, the issuance of Restricted Stock is generally prohibited. However, the Board believes that by achieving greater flexibility in the structuring of employee compensation packages, the Company will be able to attract and retain additional talented and qualified personnel and to more fairly reward and more effectively motivate its personnel in accordance with industry practice.

     Related Party Transactions. The Investment Company Act significantly restricts among other things (a) transactions involving transfers of property in either direction between the Company and most affiliated persons of the Company (or the affiliated persons of such affiliated persons) and (b) transactions between the Company and such affiliated persons (or the affiliated persons of such affiliated persons) participating jointly on the one hand and third parties on the other. To overcome these investment company restrictions, which are somewhat relaxed as applied to BDC's, requires SEC approval, which is often a time-consuming and expensive procedure, regardless of the intrinsic fairness of such transactions or the approval thereof by disinterested directors of the Company. The Company believes situations may arise in which a corporation's best interests are served by such transactions. The Board believes that stockholders are adequately protected by the fiduciary obligations imposed on the Company's directors under state corporate law, which generally requires that the disinterested members of the Board determine fairness to the Company of an interested-party transaction (after full disclosure of all material facts regarding the transaction and the interested party's relationship with the Company is made), and SEC disclosure rules, which require the Company to include specified disclosure regarding transactions with related parties in its SEC filings.

     Eligible Investments. As a BDC, the Company may not acquire any asset other than "Qualifying Assets" unless, at the time the acquisition is made, Qualifying Assets represent at least 70% of the value of the total assets (the "70% TEST"). Because of the limitations on the type of investments the Company may make, as well as the Company's total asset composition, the Company may be foreclosed from participating in prudent investment opportunities and otherwise lack diversification.

     Compliance Expense. The Company must incur significant general and administrative costs in order to comply with the regulations imposed by the Investment Company Act. Management devotes considerable time to issues relating to compliance with the Investment Company Act and the Company incurs substantial legal and accounting fees with respect to such matters. The costs of this regulation are borne by, and the protections of this regulation are for the benefit of, the stockholders of the Company. Resources now being expended on Investment Company Act compliance matters could possibly be utilized more productively if devoted to the operation of the Company's business. The costs of compliance with the Investment Company Act are substantial, especially when compared to the Company's relative size and net income, and it could therefore be in the financial interests of the stockholders for the Company to cease to be regulated under the Investment Company Act altogether.

The Board believes that the issues identified above, which could have the effect of dampening market interest in the Company and hindering its financial growth in the future, are significant and best resolved by a vote of the stockholders. Accordingly, a majority of the members of the Board has determined to recommend to the shareholders that the challenges represented by the Company's need to comply with the many requirements and restrictions associated with operating as a BDC under the Investment Company Act, be resolved by a withdrawal of the Company's election to be treated as a BDC.

EFFECT OF BDC WITHDRAWAL ON THE COMPANY'S FINANCIAL STATEMENTS

With the withdrawal of the Company's election to be treated as a BDC, and it then becoming an operating company, the fundamental nature of the Company's business changes from that of investing in a portfolio of securities, with the goal of achieving gains on appreciation and dividend income, to that of being actively engaged in the ownership and development of real estate projects and properties, with the goal of generating income from the operations of those properties.

The election to withdraw the Company as a BDC under the Investment Company Act results in a significant change in the Company's required method of accounting. BDC financial statement presentation and accounting utilizes the value method of accounting used by investment companies, which allows BDC's to recognize income and value their investments at market value as opposed to historical cost. As an operating company, the required financial statement presentation and accounting for securities held will be either fair value or historical cost methods of accounting, depending on the classification of the investment and the Company's intent with respect to the period of time it intends to hold the investment. As an operating company, the Company must consolidate its financial statements with subsidiaries, thus eliminating the portfolio company reporting benefits available to BDC's.

The Company does not believe that the withdrawal of its election to be treated as a BDC will have any impact on its federal income tax status, since it has never elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. (Electing treatment as a regulated investment company under Subchapter M generally allows a qualified investment company to avoid paying corporate level federal income tax on income it distributes to its stockholders.) Instead, the Company has always been subject to corporate level federal income tax on its income (without regard to any distributions it makes to its stockholders) as a "regular" corporation under Subchapter C of the Code. There will be no change in its federal income tax status as a result of becoming an operating company.

OPERATING COMPANY

As an operating company, the Company (i) is not limited in the amount of excessive leverage that it could incur, (ii) is permitted to issue more types of securities to finance its activities, and (iii) is not limited in the amounts or types of compensation that it pays to executives.

STOCKHOLDER APPROVAL: VOTE REQUIRED

     Section 58 of the Investment Company Act provides that a BDC may not deregister as a BDC unless it is authorized to do so by a majority of its issued and outstanding voting securities.

     Proposal No. 3 (the approval and authorization of the Board to withdraw the Company's election to be treated as a BDC pursuant to Section 54(c) under Investment Company Act) will be approved if a "majority of the outstanding shares" of the Common Stock are voted "FOR" the proposal. Abstentions and broker non-votes will also have the same effect as votes "AGAINST" Proposal No. 3.

                 A MAJORITY OF THE BOARD OF DIRECTORS RECOMMENDS
                         THAT YOU VOTE "FOR" PROPOSAL 3

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of March 31, 2006 by (a) each of the Company's directors and executive officers, (b) all of the Company's directors and executive officers as a group and (c) each person known by the Company to be the beneficial owner of more than five percent of its outstanding common stock.

--------------------------------------- --------------------- ------------------
               Name of                   Number of Shares of   Percent of Common
           Beneficial Owner               Common Stock Owned     Stock Owned
--------------------------------------- --------------------- ------------------
Gary Borglund (President and director)          37,500               .77%
---------------------------------------
Ephren W. Taylor II                               0                    0%
--------------------------------------- --------------------- ------------------
All officers and directors as a group           40,500               .78%
(2 person)
--------------------------------------- --------------------- ------------------


          IF YOU HAVE ANY QUESTIONS REGARDING THIS CONSENT SOLICIATION
                 STATEMENT AND/OR THE PROPOSAL, PLEASE CONTACT:

                                  Gary Borglund
                             Chief executive Officer
                            CITY CAPITAL CORPORATION
                         2535 Pilot Knob Road, Suite 118
                            Mendota Heights MN 55120
                                 (651) 452-1606

                            CITY CAPITAL CORPORATION
                         2535 Pilot Knob Road, Suite 118
                            Mendota Heights MN 55120


                                     CONSENT

                     THIS CONSENT IS SOLICITED ON BEHALF OF
               THE BOARD OF DIRECTORS OF CITY CAPITAL CORPORATION

     The undersigned stockholder of CITY CAPITAL CORPORATION (the "Company") hereby consents, pursuant to Section 228(a) of the Delaware General Corporation Law, with respect to all shares of common stock, par value $.001 per share, of the Company held by the undersigned, to the following actions without a meeting, without prior notice and without a vote.

     Proposal (1): ECC Vine Acquisition. To approve a transaction (the "ECC Vine Acquisition") whereby control of the Company would be acquired by the sole unitholder of ECC Vine Street Real Estate Acquisitions, LLC ("ECC Vine"), a Missouri limited liability company, pursuant to the terms of a reorganization agreement (the "Agreement") more particularly described hereinafter; and

CONSENT______            CONSENT WITHHELD______            ABSTAIN_____

If no space is marked above with respect to Proposal 1, the undersigned will be deemed to consent to such proposal.

     Proposal (2): Conversion Transaction. To approve the conversion to equity (the "Conversion Transaction") of the Company's indebtedness under an issued convertible note such that the holder of the indebtedness will receive and hold equity of the Company in excess of 20% of the total issued and outstanding common stock of the Company, as more particularly described hereinafter; and

CONSENT______            CONSENT WITHHELD______            ABSTAIN_____

If no space is marked above with respect to Proposal 2, the undersigned will be deemed to consent to such proposal.

     Proposal (3): BDC Withdrawal. To consider and vote upon a proposal to authorize the Board to withdraw the Company's election (the "BDC Withdrawal") to be treated as a business development company ("BDC") pursuant to Section 54(c) under the Investment Company Act of 1940.

CONSENT______            CONSENT WITHHELD______            ABSTAIN_____

If no space is marked above with respect to Proposal 3, the undersigned will be deemed to consent to such proposal.

PLEASE SIGN, DATE AND RETURN THIS CONSENT PROMPTLY, USING THE ENCLOSED ENVELOPE. JOINT OWNERS SHOULD EACH SIGN PERSONALLY. IF SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE INCLUDE YOUR FULL TITLE. CORPORATE CONSENTS MUST BE SIGNED BY AN AUTHORIZED OFFICER.

Date:________________, 2006

            (Date is Mandatory for all Consents)

________________________________________________________
            (Printed Name of Stockholder)

________________________________________________________
            (Signature of Stockholder)

________________________________________________________
            (Signature of Stockholder, if held jointly)




                                   Attachment



                      AGREEMENT AND PLAN OF REORGANIZATION

                               EXCHANGE AGREEMENT

            THIS EXCHANGE AGREEMENT ("AGREEMENT") is made this 19 day of April, 2006, by and between CITY CAPITAL CORPORATION, a Nevada corporation, ("CCCN"), and EPHREN CAPITAL CORPORATION (the "ECC Unit Holder"), a Missouri corporation and the sole holder of issued and outstanding limited liability company units of ECC Vine Street Real Estate Acquisitions, LLC ("ECC"), a Missouri limited liability company dba "ECC JAZZ DISTRICT ACQUISITIONS, LLC", pursuant to which all of the issued and outstanding capital units of ECC will be exchanged for a quantity of newly issued common shares of the Company. In this Agreement, the parties are at times referred to collectively as the "Parties" and individually as a "Party."

         WITNESSETH

         WHEREAS, CCCN is a publicly traded company whose common stock, par value $.001 per share (the "CCCN Common Stock") is quoted on the OTC Bulletin Board under the symbol "CCCN," and

         WHEREAS, the ECC Unit Holder owns all of the issued and outstanding units of ECC (the "ECC Units"), and

         WHEREAS, the parties desire that CCCN acquire all of the ECC Units from the ECC Unit Holder solely in exchange for an aggregate of 6,731,364 newly issued shares of common stock of CCCN (the "CCCN Exchange Shares") pursuant to the terms and conditions set forth in this Agreement, and

         WHEREAS, the Parties intend that the transaction contemplated herein (the "Transaction") qualifies as a reorganization and tax-free exchange under
Section 368(a) of the Internal Revenue Code of 1986, as amended, and

         WHEREAS, immediately following the Closing (as hereinafter defined), there will be issued and outstanding an aggregate of 11,569,895 shares of CCCN Common Stock, including the CCCN Exchange Shares to be issued to the ECC Unit Holder, and

         WHEREAS, following the Closing, ECC will become a wholly-owned subsidiary of CCCN.

         WHEREAS, immediately following the consummation of the Transaction, the CCCN Exchange Shares will represent between approximately Fifty-Seven Percent (57%) of the total outstanding Common Stock of CCCN, and

                                    AGREEMENT

         NOW, THEREFORE, on the stated premises and for and in consideration of the foregoing recitals, which are hereby incorporated by reference, the mutual covenants and agreements hereinafter set forth and the mutual benefits to the Parties to be derived herefrom and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Parties hereto agree as follows:


                                    EXCHANGE


         1.1 The Exchange. At the Closing (as hereinafter defined), each ECC Unit issued and outstanding immediately prior to the Closing Date shall be exchanged for share(s) of CCCN Common Stock. The aggregate number of shares of CCCN Stock exchanged for all of the ECC Units pursuant to this Agreement shall be 6,731,364. From and after the Closing Date, the ECC Unit Holder shall no longer own any ECC Units, and the membership certificate(s) formerly representing ECC Units shall represent the CCCN Exchange Shares issuable in exchange therefor pursuant to this Agreement.

         1.2 No Dilution. CCCN shall neither effect, nor fix any record date with respect to, any stock split, stock dividend, reverse stock split, recapitalization, or similar change in the CCCN Stock between the date of this Agreement and the Effective Time.

         1.3 Closing. The closing ("Closing") of the Transaction shall occur no later than three (3) business days after each of the closing conditions set forth in Articles V and VI have been satisfied or waived (the "Closing Date").

         1.4 Closing Events. At the Closing, each of the respective Parties hereto shall execute, acknowledge, and deliver (or shall cause to be executed, acknowledged, and delivered) any and all stock certificates, officers' certificates, opinions, financial statements, disclosures, agreements, resolutions, rulings, or other instruments required by this Agreement to be so delivered at or prior to the Closing, and the documents and certificates provided in Sections 5.2, 5.4, 6.2, 6.4 and 6.5, together with such other items as may be reasonably requested by the Parties hereto and their respective legal counsel in order to effectuate or evidence the Transaction. If agreed to by the Parties, the Closing may take place through the exchange of documents (other than the exchange of stock certificates) by efax, fax, email and/or express courier. At the Closing, the CCCN Exchange Shares shall be issued in the names and denominations provided by the ECC Unit Holder.

         1.5 Standstill.
                  (a) Until the earlier of the Closing or April 28, 2006 (the "No Shop Period"), neither ECC nor the ECC Unit Holder will (i) solicit or encourage any offer or enter into any agreement or other understanding, whether written or oral, for the sale, transfer or other disposition of any capital stock or assets of ECC to or with any other entity or person, except as contemplated by the Transaction, other than sales of goods and services by ECC in the ordinary course of its business; (ii) entertain or pursue any unsolicited communication, offer or proposal for any such sale, transfer or other disposition; or (iii) furnish to any person or entity (other than CCCN and its authorized agents and representatives) any nonpublic information concerning ECC or its business, financial affairs or prospects for the purpose or with the intent of permitting such person or entity to evaluate a possible acquisition of any capital stock or assets of ECC. If either ECC or the ECC Unit Holder shall receive any unsolicited communication or offer, ECC or the ECC Unit Holder, as applicable, shall immediately notify CCCN of the receipt of such communication or offer.

                  (b) During the No-Shop Period, CCCN will not (i) solicit or encourage any offer or enter into any agreement or other understanding, whether written or oral, for the sale, transfer or other disposition of any capital stock or assets of CCCN to or with any other entity or person, except as contemplated herein, other than sales of goods and services by CCCN in the ordinary course of its business; (ii) entertain or pursue any unsolicited communication, offer or proposal for any such sale, transfer or other disposition; or (iii) furnish to any person or entity (other than ECC, and its authorized agents and representatives) any nonpublic information concerning CCCN or its business, financial affairs or prospects for the purpose or with the intent of permitting such person or entity to evaluate a possible acquisition of any capital stock or assets of CCCN. If either CCCN or any of CCCN's stockholders shall receive any unsolicited communication or offer, CCCN or CCCN's stockholders, as applicable, shall immediately notify the ECC Unit Holder of the receipt of such communication or offer.

          REPRESENTATIONS, COVENANTS, AND WARRANTIES OF ECC UNIT HOLDER

         As an inducement to, and to obtain the reliance of CCCN, the ECC Unit Holder represents and warrants to CCCN as follows:

         2.1 Organization. ECC is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Missouri. ECC has the power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in jurisdictions in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. The execution and delivery of this Agreement does not, and the consummation of the Transaction in accordance with the terms hereof will not, violate any provision of ECC's organizational documents. ECC has taken all action required by laws, its articles of incorporation, certificate of business registration, or otherwise to authorize the execution and delivery of this Agreement. ECC has full power, authority, and legal right and has taken or will take all action required by law, its organizational documents, and otherwise to consummate the Transaction.

         2.2 Capitalization. All issued and outstanding ECC Units are legally issued, fully paid, and non-assessable and were not issued in violation of the pre-emptive or other rights of any person.

         2.3 Subsidiaries and Predecessor Corporations. ECC does not have any subsidiaries and does not own, beneficially or of record, any shares or other equity interests of any other corporation or entity.

         2.4 Financial Statements.

                  (a) On or before the Closing Date (the "Audit Period"), ECC shall have delivered to CCCN (i) audited financial statements and notes thereto covering its fiscal years ending December 31, 2005 and 2004, including income statements, balance sheets and statements of cash flow and equity for such fiscal years then ended (the "ECC Financial Statements").

                  (b) ECC has filed all local income tax returns required to be filed by it from its inception to the date hereof. All such returns are complete and accurate in all material respects. ECC has no liabilities with respect to the payment of federal, county, local, or other taxes (including any deficiencies, interest, or penalties), except for taxes accrued but not yet due and payable, for which ECC may be liable in its own right or as a transferee of the assets of, or as a successor to, any other corporation or entity.

                  (c) No deficiency for any taxes has been proposed, asserted or assessed against ECC. There has been no tax audit, nor has there been any notice to ECC by any taxing authority regarding any such tax audit, or, to the knowledge of ECC, is any such tax audit threatened with regard to any taxes or ECC tax returns. ECC does not expect the assessment of any additional taxes of ECC for any period prior to the date hereof and has no knowledge of any unresolved questions concerning the liability for taxes of ECC.

                  (d) The books and records, financial and otherwise, of ECC are in all material respects complete and correct and have been maintained in accordance with good business and accounting practices.

         2.5 Information. The information concerning ECC set forth in this Agreement and the ECC Information are and will be complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, nor misleading as of the date hereof and as of the Closing Date.

         2.6 Common Stock Equivalents. There are no existing options, warrants, calls, commitments of any character or other common stock equivalents relating to any authorized but un-issued ECC Units.

         2.7 Absence of Certain Changes or Events. Except as set forth in this Agreement or the ECC Information, since the date of the ECC Financial
Statements:
                  (a) except in the normal course of business, there has not been (i) any material adverse change in the business, operations, properties, assets, or condition of ECC; or (ii) any damage, destruction, or loss to ECC (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets, or condition of ECC;

                  (b) ECC has not (i) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) not otherwise in the ordinary course of business, and except for capital raised by issuance of debt or equity in a private placement or other capital raising transaction deemed advisable by ECC; (ii) paid any material obligation or liability not otherwise in the ordinary course of business

(absolute or contingent) other than current liabilities reflected in or shown on the most recent ECC consolidated balance sheet, and current liabilities incurred since that date in the ordinary course of business; (iii) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights not otherwise in the ordinary course of business (except assets, properties, or rights not used or useful in its business which, in the aggregate have a value of less than $50,000), or canceled, or agreed to cancel, any debts or claims (except debts or claims which in the aggregate are of a value of less than $50,000); (iv) made or permitted any amendment or termination of any contract, agreement, or license to which they are a party not otherwise in the ordinary course of business if such amendment or termination is material, considering the business of ECC; or (v) issued, delivered, or agreed to issue or deliver any stock, bonds or other corporate securities including debentures (whether authorized and unissued or held as treasury stock).

                  (c) such imperfections of title and easements as do not and will not materially detract from or interfere with the present or proposed use of the properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties.

         2.8 Litigation and Proceedings. Except as set forth in the ECC Information, there are no actions, suits, proceedings, or investigations pending or, to the knowledge of ECC, threatened by or against ECC, or affecting ECC or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind.

         2.9 No Conflict With Other Instruments. The execution of this Agreement and the consummation of the Transaction will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust, or other material contract, agreement, or instrument to which ECC is a party or to which any of its properties or operations are subject.

         2.10 Contracts. ECC has provided, or will provide CCCN, copies of all material contracts, agreements, franchises, license agreements, or other commitments to which ECC is a party or by which it or any of its assets, products, technology, or properties are bound.

         2.11 Compliance With Laws and Regulations. ECC has complied with all applicable statutes and regulations of any national, county, or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or condition of ECC, or except to the extent that noncompliance would not result in the incurrence of any material liability for ECC.

         2.12 Approval of Agreement. The management of ECC (the "ECC Management") and the ECC Unit Holder have approved the execution and delivery of this Agreement by the ECC Unit Holders, and have approved the Transaction.

         2.13 ECC Information. ECC will deliver, as soon as practicable, the following information, which are collectively referred to as the "ECC Information," all certified by the chief executive officer of ECC as complete, true, and correct:
                  (a) Complete and correct copies of the organizational documents, as amended, of ECC in effect as of the date of this Agreement, and

                  (b) True and correct copies of all material contracts, agreements, or other instruments to which ECC is a party or by which it or its properties are bound, specifically including all contracts, agreements, or arrangements referred to in Section 2.10.

         2.14 Title and Related Matters. ECC has good and marketable title to all of its properties, interest in properties, and assets, real and personal, which are reflected in the ECC Financial Statements or acquired after that date (except properties, interest in properties, and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all liens, pledges, charges, or encumbrances except:

                  (a) statutory liens or claims not yet delinquent;

                  (b) such imperfections of title and easements as do not and will not materially detract from or interfere with the present or proposed use of the properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties; and

                  (c) as described in the ECC Information.

         2.15 Governmental Authorizations. ECC has all licenses, franchises, permits, and other government authorizations, that are legally required to enable it to conduct its business operations in all material respects as conducted on the date hereof. Except for compliance with federal and state securities or corporation laws, as hereinafter provided, no authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by ECC of this Agreement and the consummation by ECC of the Transaction.

         2.16 Continuity of Business Enterprises. ECC has no commitment or present intention to liquidate ECC or sell or otherwise dispose of a material portion of its business or assets following the consummation of the Transaction.

         2.17 Ownership of ECC Units. The ECC Unit Holder is the legal and beneficial owner of 100% of the ECC Units, free and clear of any claims, charges, equities, liens, security interests, and encumbrances whatsoever, and the ECC Unit Holder has full right, power, and authority to transfer, assign, convey, and deliver his ECC Units; and delivery of such ECC Units at the Closing will convey to CCCN good and marketable title to such ECC Units, free and clear of any and all claims, charges, equities, liens, security interests, and encumbrances whatsoever.

         2.18 Brokers. The ECC Unit Holder has not entered into any contract with any person, firm or other entity that would obligate ECC or CCCN to pay any commission, brokerage or finder's fee in connection with the Transaction.

         2.19 Nominees. During the past five years, no event listed in Sub-paragraphs (1) through (4) of Subparagraph (d) of Item 401 of Regulation S-B has occurred with respect to any of the nominees of the ECC Unit Holder (the "Nominees") to serve as CCCN's directors and officers following the Closing which is material to an evaluation of the ability or integrity of such Nominee.
               REPRESENTATIONS, COVENANTS, AND WARRANTIES OF CCCN

         As an inducement to, and to obtain the reliance of the ECC Unit Holder, CCCN represents and warrants as follows:


         3.1 Organization. CCCN is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada, and has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, and there is no jurisdiction in which it is not qualified in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in the CCCN Information (as hereinafter defined) are complete and correct copies of the Articles of Incorporation and bylaws of CCCN, and all amendments thereto, as in effect on the date hereof. The execution and delivery of this Agreement does not, and the consummation of the Transaction will not, violate any provision of CCCN's Articles of Incorporation or bylaws. CCCN has taken all action required by law, its Articles of Incorporation, its bylaws, or otherwise to authorize the execution and delivery of this Agreement, and CCCN has full power, authority, and legal right and has taken all action required by law, its Articles of Incorporation, bylaws, or otherwise to consummate the Transaction.

         3.2 Capitalization. CCCN's authorized capitalization consists of 235,000,000 shares of Common Stock, of which no more than 4,838,531 shares will be issued and outstanding immediately prior to the Closing (an aggregate of

10,569,895 shares of CCCN Stock shall be outstanding immediately following the Closing); and 15,000,000 shares of preferred stock, none of which are issued and outstanding. All presently issued and outstanding shares are legally issued, fully paid, and non-assessable and not issued in violation of the pre-emptive or other rights of any person. The CCCN Exchange Shares will be legally issued, fully paid and non-assessable and shall not be issued in violation of the pre-emptive or other rights of any other person.

         3.3 Subsidiaries. Except as otherwise disclosed in its SEC reports, CCCN does not have any subsidiaries and does not own, beneficially or of record, any shares or other equity interests of any other corporation or other entity.

         3.4 Financial Statements. Except as otherwise disclosed in its SEC reports:

                  (a) CCCN has no liabilities with respect to the payment of any federal, state, county, local, or other taxes (including any deficiencies, interest, or penalties), except for taxes accrued but not yet due and payable, for which CCCN may be liable in its own right, or as a transferee of the assets of, or as a successor to, any other corporation or entity;

                  (b) CCCN has filed all federal, state, or local income tax returns required to be filed by it from its inception to the date hereof; and

                  (c) The books and records, financial and otherwise, of CCCN are in all material respects complete and correct and have been maintained in accordance with good business and accounting practices. No deficiency for any taxes has been proposed, asserted or assessed against CCCN. There has been no tax audit, nor has there been any notice to CCCN by any taxing authority regarding any such tax audit, or, to the knowledge of CCCN, is any such tax audit threatened with regard to any taxes or CCCN tax returns. CCCN does not expect the assessment of any additional taxes of CCCN for any period prior to the date hereof and has no knowledge of any unresolved questions concerning the liability for taxes of CCCN. CCCN has good and marketable title to its assets and, except as set forth in the CCCN Information or the Financial Statements of CCCN or the notes thereto, has no material contingent liabilities, direct or indirect, matured or unmatured.

         3.5 Information. The information concerning CCCN set forth in this Agreement and the CCCN Information are and will be complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading as of the date hereof and as of the Closing Date.

         3.6 Common Stock Equivalents. Except as set forth herein, there are no existing options, warrants, calls, commitments of any character or other common stock equivalents relating to authorized and unissued stock of CCCN.

         3.7 Absence of Certain Changes or Events. Except as described herein or in the CCCN Information, since September 30, 2005: (a) There has not been (i) any material adverse change, financial or otherwise, in the business, operations, properties, assets, or condition of CCCN (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets, or condition of CCCN;

                  (b) CCCN has not (i) amended its Articles of Incorporation or bylaws; (ii) declared or made, or agreed to declare or make any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) waived any rights of value which in the aggregate are extraordinary or material considering the business of CCCN; (iv) made any material change in its method of management, operation, or accounting; (v) entered into any other material transactions; (vi) made any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (vii) increased the rate of compensation payable or to become payable by it to any of its officers or directors or any of its employees; or (viii) made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement, made to, for, or with its officers, directors, or employees;

                  (c) CCCN has not (i) granted or agreed to grant any options, warrants, or other rights for its stocks, bonds, or other corporate securities calling for the issuance thereof, except for those issued to Macenta Group, LLC pursuant to this transaction; (ii) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business;
(iii) paid or agreed to pay any material obligation or liability (absolute or contingent) other than current liabilities reflected in or shown on the most recent CCCN balance sheet and current liabilities incurred since that date in the ordinary course of business and professional and other fees and expenses incurred in connection with the preparation of this Agreement and the consummation of the Transaction; (iv) sold or transferred, or agreed to sell or transfer, any of its assets, property, or rights (except assets, property, or rights not used or useful in its business which, in the aggregate have a value of less than $5,000), or canceled, or agreed to cancel, any debts or claims (except debts or claims which in the aggregate are of a value of less than $5,000); (v) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of CCCN; or (vi) issued, delivered, or agreed to issue or deliver any stock, bonds, or other corporate securities including debentures (whether authorized and unissued or held as treasury stock), except in connection with this Agreement; and

                  (d) To the best knowledge of CCCN, it has not become subject to any law or regulation which materially and adversely affects, or in the future may adversely affect, the business, operations, properties, assets, or condition of CCCN. 3.8 Title and Related Matters. Except as otherwise stated in its Sec reports, CCCN has good and marketable title to all of its properties, interest in properties, and assets, real and personal, which are reflected in the CCCN balance sheet or acquired after that date (except properties, interest in properties, and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all liens, pledges, charges, or encumbrances except:

                  (a) statutory liens or claims not yet delinquent;

                  (b) such imperfections of title and easements as do not and will not materially detract from or interfere with the present or proposed use of the properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties; and

                  (c) as described in the CCCN Information.

         3.9 Litigation and Proceedings. There are no actions, suits, or proceedings pending or, to the knowledge of CCCN, threatened by or against or affecting CCCN, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind.

         3.10 Contracts. CCCN is not a party to any material contract, agreement, or other commitment, except as specifically disclosed in its SEC reports and the disclosures called for by this Agreement.

         3.11 No Conflict With Other Instruments. The execution of this Agreement and the consummation of the Transaction will not result in the breach of any term or provision of, or constitute a default under, any indenture, mortgage, deed of trust, or other material agreement or instrument to which CCCN is a party or to which it or any of its assets or operations are subject.

         3.12 Governmental Authorizations. CCCN has all licenses, franchises, permits, and other government authorizations, that are legally required to enable it to conduct its business operations in all material respects as conducted on the date hereof. Except for compliance with federal and state securities or corporation laws, as hereinafter provided, no authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by CCCN of this Agreement and the consummation by CCCN of the Transaction.

         3.13 Compliance With Laws and Regulations. Except as described herein, in its SEC reports or in the CCCN Information, to the best of its knowledge, CCCN has complied with all applicable statutes and regulations of any federal, state, or other applicable governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or conditions of CCCN or except to the extent that noncompliance would not result in the incurrence of any material liability. This compliance includes, but is not limited to, to the extent such compliance is applicable, the filing of all reports to date with the United States Securities and Exchange Commission (the "SEC") and state securities authorities.

         3.14 Insurance. CCCN owns no insurable properties and carries no casualty or liability insurance except a fidelity bond covering its officers and directors.

         3.15 Approval of Agreement. The board of directors of CCCN (the "CCCN Board") has authorized the execution and delivery of this Agreement by CCCN and the CCCN Board and a majority of CCCN's shareholders (the "CCCN Shareholders") have by written consent approved this Agreement and the Transaction.

         3.16 Continuity of Business Enterprises. CCCN has no commitment or present intention to liquidate CCCN or sell or otherwise dispose of a material portion of its business or assets following the consummation of the Transaction.

         3.17 Material Transactions of Affiliations. Except as disclosed herein and in the CCCN Information, there exists no material contract, agreement, or arrangement between CCCN and any person who was at the time of such contract, agreement, or arrangement an officer, director, or person owning of record or known by CCCN to own beneficially, 10% or more of the issued and outstanding common stock of CCCN and which is to be performed in whole or in part after the date hereof or was entered into not more than three years prior to the date hereof. Neither any officer, director, nor 10% stockholder of CCCN has, or has had during the last preceding full fiscal year, any known interest in any material transaction with CCCN which was material to the business of CCCN. CCCN has no commitment, whether written or oral, to lend any funds to, borrow any money from, or enter into any other material transaction with any such affiliated person.

         3.18 Employment Matters. CCCN has no employees other than its executive officers.

         3.19 CCCN Information. CCCN has delivered to ECC, or will deliver as soon as practicable at ECC's request, the following disclosures, which are collectively referred to as the "CCCN Information," which are dated the date of this Agreement, all certified by an officer to be complete, true, and accurate:

                  (a) complete and accurate copies of the Articles of Incorporation and bylaws, as amended, of CCCN as in effect as of the date of this Agreement;

                  (b) a copy of the federal income tax returns of CCCN identified in Section 3.4(b);

                  (c) a description of any material adverse change in the business, operations, property, assets, or condition of CCCN, required to be provided pursuant to Section 3.7; and

                  (d) any other information, together with any required copies of documents, required to be disclosed in the CCCN Information by Sections 3.1 through 3.17.

         3.20 Current Information. CCCN shall cause the CCCN Information and the instruments and data delivered to ECC hereunder to be updated after the date hereof up to and including the Closing Date.

         3.21 Brokers. CCCN has not entered into any contract with any person, firm or other entity that would obligate ECC or CCCN to pay any commission, brokerage or finders' fee in connection with the Transaction. SPECIAL COVENANTS


         4.1 Shareholders' Actions of CCCN. Prior to the Closing (and in compliance with applicable laws, rules and regulations), CCCN shall cause the following actions to be taken by the written consent of the Board of Directors of the Company:

                  (a) Current Directors of CCCN shall appoint and elect Ephren Taylor, Jr. as a director and the CEO of CCCN, effective at the time of the Closing;
                  (b) Approval of this Agreement and the Transaction; and

                  (c) Current Directors will resign at closing and take such other actions as the directors may determine are necessary or appropriate.

         4.2 Unit Holders' Actions of ECC. Prior to the Closing, the following actions shall be taken by the written unanimous consent of the ECC Unit Holders:

                  (a) the approval of this Agreement and the Transaction; and

                  (b) such other actions as the management of ECC may determine are necessary or appropriate.

         4.3 Access to Properties and Records. CCCN and ECC will each afford to the officers and authorized representatives of the other reasonable access to the properties, books, and records of CCCN or ECC in order that each may have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the other, and each will furnish the other with such additional financial and operating data and other information as to the business and properties of CCCN or ECC as the other shall from time to time reasonably request.

         4.4 Delivery of Books and Records. At the Closing, CCCN shall deliver to ECC, the originals of the corporate minute books, books of account, contracts, records, and all other books or documents of CCCN now in the possession or control of CCCN or its representatives and agents.

         4.5 Dilution Protection. Until ninety (90) days after the Closing, CCCN shall not effect any stock dividend, subdivision, reclassification, recapitalization, split, conversion, consolidation or combination of CCCN Common Stock.
         4.6 Actions Prior to Closing by both Parties.

                  (a) From and after the date of this Agreement until the Closing Date and except as set forth in the CCCN or ECC Information or as permitted or contemplated by this Agreement, CCCN and ECC will each: (i) carry on its business in substantially the same manner as it has heretofore; (ii) maintain and keep its properties in states of good repair and condition as at present, except for depreciation due to ordinary wear and tear and damage due to casualty; (iii) maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by it; (iv) perform in all material respects all of its obligation under material contracts, leases, and instruments relating to or affecting its assets, properties, and business; (v) use its best efforts to maintain and preserve its business organization intact, to retain its key employees, and to maintain its relationship with its material suppliers and customers; and (vi) fully comply with and perform in all material respects all obligations and duties imposed on it by all federal and state laws and all rules, regulations, and orders imposed by federal or state governmental authorities.

                  (b) From and after the date of this Agreement until the Closing Date, neither CCCN nor ECC will: (i) make any change in their organizational documents, Articles of Incorporation or bylaws; (ii) take any action described in Section 2.7 in the case of ECC, or in Section 3.7, in the case of CCCN (all except as permitted therein or as disclosed in the applicable Party's disclosures); (iii) enter into or amend any contract, agreement, or other instrument of any of the types described in such Party's disclosures, except that a Party may enter into or amend any contract, agreement, or other instrument in the ordinary course of business involving the sale of goods or services, or (iv) make or change any material tax election, settle or compromise any material tax liability or file any amended tax return.

         4.7 Indemnification.

                  (a) ECC hereby agrees to indemnify CCCN and each of the officers, agents and directors of CCCN as of the date of execution of this Agreement against any loss, liability, claim, damage, or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made in Article II. The indemnification provided for in this paragraph shall not survive the Closing and consummation of the Transaction but shall survive the termination of this Agreement pursuant to Section 7.1(b) of this Agreement.

                  (b) CCCN hereby agrees to indemnify ECC and each of the officers, agents and directors of ECC as of the date of execution of this Agreement against any loss, liability, claim, damage, or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made under Article III. The indemnification provided for in this paragraph shall not survive the Closing and consummation of the Transaction but shall survive the termination of this Agreement pursuant to Section 7.1(c) of this Agreement.

                   CONDITIONS PRECEDENT TO OBLIGATIONS OF CCCN

         The obligations of CCCN under this Agreement are subject to the satisfaction, at or before the Closing, of the following conditions:

         5.1 Accuracy of Representations; Performance. The representations and warranties made by the ECC Unit Holders in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement), and ECC shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by the ECC Unit Holders prior to or at the Closing. CCCN may request to be furnished with a certificate, signed by a duly authorized representative of all of the ECC Unit Holders and dated the Closing Date, to the foregoing effect.

         5.2 Certificates. CCCN shall have been furnished with a certificate dated the Closing Date and signed by a duly authorized representative of all of the ECC Unit Holders to the effect that no litigation, proceeding, investigation, or inquiry is pending or, to the best knowledge of such ECC Unit Holders is threatened, which might result in an action to enjoin or prevent the consummation of the Transaction, or, to the extent not disclosed in the ECC Information, by or against ECC which might result in any material adverse change in any of the assets, properties, business, or operations of ECC.

         5.3 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business, or operations of ECC, nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business, or operations.

         5.4 Other Items.

                  (a) CCCN shall have received a member list of ECC containing the name, address, and number of units held by each ECC Unit Holder as of the date of Closing certified by an executive officer of ECC as being true, complete, and accurate;

                  (b) CCCN shall have received such further documents, certificates, or instruments relating to the Transaction as CCCN may reasonably request;

                  (c) complete and satisfactory due diligence review of ECC by CCCN;

(d) approval of the Transaction by the ECC Board and the ECC Unit Holders;

(e) on or before the date of the Closing, ECC shall have delivered to CCCN the ECC Financial Statements; and

                  (f) any necessary third-party consents shall be obtained prior to Closing, including but not limited to consents necessary from ECC's lenders, creditors, vendors and lessors.

             CONDITIONS PRECEDENT TO OBLIGATIONS OF ECC UNIT HOLDERS

         The obligations of the ECC Unit Holders under this Agreement are subject to the satisfaction, at or before the Closing, of the following conditions:

         6.1 Accuracy of Representations; Performance. The representations and warranties made by CCCN in this Agreement were true when made and shall be true as of the Closing Date (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing Date, and CCCN shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by CCCN prior to or at the Closing. ECC shall have been furnished with a certificate, signed by a duly authorized executive officer of CCCN and dated the Closing Date, to the foregoing effect.

         6.2 Officer's Certificate. ECC shall have been furnished with a certificate dated the Closing Date and signed by a duly authorized executive officer of CCCN to the effect that no litigation, proceeding, investigation, or inquiry is pending or, to the best knowledge of CCCN threatened, which might result in an action to enjoin or prevent the consummation of the Transaction.

         6.3 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business, or operations of CCCN nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business, or operations of CCCN.

         6.4 Good Standing. ECC shall have received a certificate of good standing from the Secretary of State of the State of Nevada or other appropriate office, dated as of a date within ten days prior to the Closing Date certifying that CCCN is in good standing as a corporation in the State of Nevada and has filed all tax returns required to have been filed by it to date and has paid all taxes reported as due thereon.

         6.5 Other Items.

                  (a) ECC shall have received a stockholder list of CCCN containing the name, address, and number of shares held by each CCCN stockholder as of the date of Closing certified by an executive officer of CCCN as being true, complete, and accurate;

                  (b) ECC shall have received such further documents, certificates, or instruments relating to the Transaction as ECC may reasonably request;

                  (c) complete and satisfactory due diligence review of CCCN by the ECC Unit Holders;

                  (d) approval of the Transaction by the CCCN Board and a majority of the CCCN Shareholders;

                  (e) there shall have been no material adverse changes in CCCN, financial or otherwise, from the information provided in the CCCN Financial Statements;

                  (f) at the Closing, the authorized capitalization of CCCN shall consist of (i) 235,000,000 shares of CCCN Stock, of which 4,838,531 shares shall be issued and outstanding immediately after the Closing, excluding the CCCN Exchange Shares;

                  (g) except as set forth herein, there shall be no CCCN Common Stock Equivalents outstanding as of immediately prior to the Closing. For purposes of the foregoing, "CCCN Common Stock Equivalents" shall mean any subscriptions, warrants, options or other rights or commitments of any character to subscribe for or purchase from CCCN, or obligating CCCN to issue, any shares of any class of the capital stock of CCCN or any securities convertible into or exchangeable for such shares;

                  (h) the resignation of the officers and directors of CCCN effective upon the Closing, with such vacancies filled by the nominees of the ECC Unit Holders as set forth herein; and

                  (i) any necessary third-party consents shall be obtained prior to Closing, including but not limited to consents necessary from CCCN's lenders, creditors, vendors and lessors.

                                   TERMINATION

         7.1 Termination.

                  (a) This Agreement may be terminated by either the ECC Unit Holders or the CCCN Board at any time prior to the Closing Date if: (i) there shall be any actual or threatened action or proceeding before any court or any governmental body which shall seek to restrain, prohibit, or invalidate the Transaction and which, in the judgment of such board of directors, made in good faith and based on the advice of its legal counsel, makes it inadvisable to proceed with the exchange contemplated by this Agreement; (ii) the Transaction is disapproved by any regulatory authority whose approval is required to consummate such transaction or in the judgment of such board of directors, made in good faith and based on the advice of counsel, there is substantial likelihood that any such approval will not be obtained or will be obtained only on a condition or conditions which would be unduly burdensome, making it inadvisable to proceed with the exchange; (iii) there shall have been any change after the date of the latest balance sheets of ECC and CCCN, respectively, in the assets, properties, business, or financial condition of ECC and CCCN, which could have a materially adverse effect on the value of the business of ECC and CCCN respectively, except any changes disclosed in the ECC and CCCN Information, as the case may be, dated as of the date of execution of this Agreement. In the event of termination pursuant to this paragraph (a) of Section 7.1, no obligation, right, or liability shall arise hereunder, and each party shall bear all of the expenses incurred by it in connection with the negotiation, drafting, and execution of this Agreement and the Transaction; (iv) the Closing Date shall not have occurred by May 30, 2006; or (v) if CCCN shall not have provided responses satisfactory in ECC's reasonable judgment to ECC's request for due diligence materials.

                  (b) This Agreement may be terminated at any time prior to the Closing by action of the CCCN Board if the ECC Unit Holders shall fail to comply in any material respect with any of their covenants or agreements contained in this Agreement or if any of the representations or warranties of the ECC Unit Holders contained herein shall be inaccurate in any material respect, and, in either case if such failure is reasonably subject to cure, it remains uncured for seven days after notice of such failure is provided to the ECC Unit Holders. If this Agreement is terminated pursuant to this paragraph (b) of Section 7.1, this Agreement shall be of no further force or effect, and no obligation, right, or liability shall arise hereunder.

                  (c) This Agreement may be terminated at any time prior to the Closing by action of the ECC Unit Holders if CCCN shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of CCCN contained herein shall be inaccurate in any material respect, and, in either case if such failure is reasonably subject to cure, it remains uncured for seven days after notice of such failure is provided to CCCN. If this Agreement is terminated pursuant to this paragraph (c) of Section 7.1, this Agreement shall be of no further force or effect, and no obligation, right, or liability shall arise hereunder.

                                  MISCELLANEOUS

         8.1 Governing Law. This Agreement shall be governed by, enforced, and construed under and in accordance with the laws of the United States of America and, with respect to matters of state law, with the laws of Nevada. Any dispute arising under or in any way related to this Agreement will be submitted to binding arbitration before a single arbitrator by the American Arbitration Association in accordance with the Association's commercial rules then in effect. The arbitration will be conducted in San Antonio, Texas. The decision of the arbitrator will set forth in reasonable detail the basis for the decision and will be binding on the parties. The arbitration award may be confirmed by any court of competent jurisdiction.

         8.2 Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered to it or sent by registered mail or certified mail, postage prepaid, or by prepaid telegram addressed as follows:


If to CCCN, to:            City Capital Corporation
                           ATTN: Gary Borglund
                           2535 Pilot Knob Road, Suite 118
                           Mendota Heights, MN 55120

If to the ECC              Ephren Capital Corporation
Unit Holders, to:          ATTN: Ephren Taylor, Jr.
                           2000 Mallory Lane, Suite 130-301
                           Franklin, TN 37067

or such other addresses as shall be furnished in writing by any Party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered, mailed, or telegraphed.


         8.3 Attorney's Fees. In the event that any Party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching Party or Parties shall reimburse the non-breaching Party or Parties for all costs, including reasonable attorneys' fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

         8.4 Confidentiality. CCCN and the ECC Unit Holders will keep confidential all information and materials regarding the other Party designated by such Party as confidential. The provisions of this Section 8.5 shall not apply to any information which is or shall become part of the public domain through no fault of the Party subject to the obligation from a third party with a right to disclose such information free of obligation of confidentiality. CCCN and ECC agree that no public disclosure will be made by either Party of the existence of the Transaction or the letter of intent or any of its terms without first advising the other Party and obtaining its prior written consent to the proposed disclosure, unless such disclosure is required by law, regulation or stock exchange rule.

         8.5 Expenses. Except as otherwise set forth herein, each Party shall bear their own costs and expenses associated with the Transaction. Without limiting the generality of the foregoing, all costs and expenses incurred by ECC and CCCN after the Closing shall be borne by CCCN. After the Closing, the costs and expenses of the ECC Unit Holders shall be borne by the ECC Unit Holders.

         8.6 Information; Knowledge. Each Party is presumed to have full knowledge of all information set forth in the other party's disclosures delivered pursuant to this Agreement.

         8.7 Third Party Beneficiaries. This contract is solely between CCCN and the ECC Unit Holders, and, except as specifically provided, no director, officer, stockholder, employee, agent, independent contractor, or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

         8.8 Entire Agreement. This Agreement represents the entire agreement between the Parties relating to the Transaction. There are no other courses of dealing, understandings, agreements, representations, or warranties, written or oral, except as set forth herein.

         8.9 Survival. The representations and warranties of the respective Parties shall not survive the Closing and the consummation of the Transaction.

         8.10 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

         8.11 Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may be amended by a writing signed by all Parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.
         IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their respective representatives, hereunto duly authorized, as of the date first above-written.

"ECC UNIT HOLDER"                           EPHREN CAPITAL CORPORATION




                                            By:
                                              ------------------------
                                              Ephren Taylor, President


"CCCN"                                      CITY CAPITAL CORPORATION

                                            By: /s/ Gary Borglund
                                            --------------------
                                            Gary Borglund, President